                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-3 of our  report  dated  March  21,  2001  relating  to the
consolidated   financial  statements,   which  appears  in  QueryObject  Systems
Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2000.
We also  consent to the  reference  to us under the  heading  "Experts"  in such
Registration Statement.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Melville, New York
April 24, 2001